FORWARD FUNDS

Supplement dated September 4, 2015

to the

Forward Commodity Long/Short Strategy Fund Investor Class and Institutional Class Summary

Prospectus, Forward Commodity Long/Short Strategy Fund Class C and Advisor Class Summary

Prospectus, Forward Funds Investor Class and Institutional Class Prospectus, Forward Funds Class A,

Class B, Class C and Advisor Class Prospectus, and Forward Funds Class Z Prospectus

each dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING CHANGES IN PRINCIPAL INVESTMENT STRATEGIES,

PRINCIPAL RISKS, BENCHMARK INDEX AND PORTFOLIO MANAGEMENT TEAM

The following information applies to the Forward Commodity Long/Short Strategy Fund (the “Fund”) only:

At a meeting of the Board of Trustees of Forward Funds (the “Trust”) held on June 9-10, 2015, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of the Fund: (i) changes to the Fund’s principal investment strategies and principal risks; (ii) changes to the benchmark index of the Fund; and (iii) changes to the Fund’s portfolio management team. On September 4, 2015, the Fund filed an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting these changes. This filing is subject to review by the SEC and is expected to become effective 60 days after filing. It is currently expected that these changes will become effective on or about November 3, 2015. Accordingly, effective on or about November 3, 2015, the following changes will be reflected in the Fund’s registration statement:

Changes to the Principal Investment Strategies

The Fund’s principal investment strategies will be revised to read as follows:

The Fund employs an investment approach that makes both long and short investments in the commodity markets. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The Fund’s investment approach is also used to gain exposure to momentum, which is defined as the continuation of recent price trends across a variety of global markets and asset classes and entails the Fund establishing long positions in securities that have had positive recent returns and short positions in securities that have had negative recent returns. To identify investments for the Fund, the Advisor constructs proprietary, systematic trend-following strategies that will generally trade in approximately 20-25 commodity futures and employ three measures of momentum. The Advisor then determines the global commodity markets appropriate for each trend-following strategy. In certain circumstances, the Advisor may limit or cap a trend-following strategy’s exposure to certain markets and instruments to reflect the limited liquidity of those markets and instruments. Portfolios are then created in which the Advisor attempts to balance the risk contribution of each trend-following strategy and the commodity markets within each strategy, for which the Advisor targets a 10% annualized standard deviation of returns (variance). The risk calculation is derived from each trend-following strategy’s standard deviation of returns, its correlation with each of the other strategies within the portfolio and the percentage weight of each strategy within the portfolio. The Fund’s portfolio is rebalanced dynamically according to this framework on at least a monthly basis, although rebalancing may occur more frequently.

The Fund does not invest directly in physical commodities, but gains synthetic exposure to commodity positions primarily through investments in commodity-linked derivative instruments, including futures contracts, forward contracts and swap agreements, and through investments in the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by Forward Management, the Fund’s investment advisor, and has the same investment objective as the Fund. As discussed elsewhere in the Fund’s prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked derivative instruments. The Fund’s investment in the Subsidiary will not exceed 25% of the value of the Fund’s total assets. The Fund may invest in both U.S. and non-U.S. securities as well as companies located in emerging market countries.

The Fund may employ leveraged investment techniques to increase the Fund’s exposure to specific investment opportunities, including the use of futures contracts, forward contracts and swap agreements. The Fund may engage in these transactions to obtain both long and short investment exposures. The Advisor may seek to limit or cap the notional amount attributable to individual contracts, markets or the Fund’s portfolio in the aggregate to reflect the Fund’s target on risk.

Under normal conditions, the commodity-linked derivative instruments purchased by the Fund are collateralized by the Fund with a portfolio of cash, cash equivalents, investment grade fixed-income instruments, including U.S. corporate bonds, U.S. Government or agency securities, municipal debt, mortgage-backed and asset-backed securities and/or shares of fixed-income exchange-traded funds (“ETFs”), and money market or other funds that invest in these instruments. Under certain market conditions, the Fund may hold a substantial portion of its assets in such investments. Forward Management actively manages the fixed-income instruments held by the Fund with a view towards enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to vary more than 2.5 years above or below the duration of the Barclays 1-5 Year U.S. Government/Credit Bond Index. Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a portfolio’s or security’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of March 31, 2015, the duration of the Barclays 1-5 Year U.S. Government/Credit Bond Index was 2.67.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Addition of Principal Risks

Pursuant to the Fund’s revised principal investment strategies, the Fund will be subject to the following additional principal risks:

Currency Transactions: A security denominated in a foreign currency will fluctuate if there is a change in currency exchange rates or exchange control regulations, and adverse fluctuations will reduce the value of the Fund’s shares. Conversion between currencies can result in additional costs for the Fund and conversion may be limited by certain foreign countries. Fund managers are authorized to hedge against currency risks but are not required to do so.

Emerging Market and Frontier Market Securities: Emerging market and frontier market securities present greater investment risks than investing in the securities of U.S. companies. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Foreign Securities: Foreign securities present greater investment risks than investing in the securities of U.S. companies. These risks include unstable political, social and economic conditions, greater illiquidity and volatility, currency exchange rate fluctuations, foreign exchange controls, different laws and legal systems, and less availability of information about issuers.

Momentum Style: Investing in or having exposure to securities that exhibit momentum may be more volatile than a broad cross-section of securities. In addition, during periods when the momentum style of investing is out of favor, the Fund’s investment performance may suffer to the extent it is using a momentum strategy.

Portfolio Turnover: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Short Sales: While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. Because of the leveraging aspect of short selling (i.e., borrowing securities for the purpose of selling them to another party), adverse changes in the value of securities sold short can result in losses greater than the proceeds obtained by the Fund in the short sale, and may cause the Fund’s share price to be volatile.

Tax Reform: Changes or proposed changes in federal tax laws could impact the value of the debt securities of municipal issuers that the Fund may purchase. Also, the failure or possible failure of such debt issuances to qualify for tax exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of the Fund’s portfolio, and such a failure could also result in additional taxable income to the Fund and/or shareholders.

Change to the Benchmark Index

The S&P GSCI Commodity Index will replace the Credit Suisse MOVERS Index as the Fund’s benchmark index.

Change to the Portfolio Management Team

Roberto M. Croce, Ph.D., Director of Quantitative Research, Salient Partners, L.P., Lee G. Partridge, Chief Investment Officer, Nathan J. Rowader, Senior Portfolio Manager, and David Janec, Portfolio Manager, will comprise the Fund’s investment team. Dr. Croce will be responsible for leading the investment team.

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Once the changes to the Fund’s principal investment strategies, principal risks, benchmark index and portfolio management team become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s principal investment strategies, principal risks, benchmark index and portfolio management team. Please read the prospectus carefully.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP COMM LS 09042015